UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 15, 2007

TALEO CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51299	52-2190418
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4140 Dublin Boulevard, Suite 400
Dublin, CA 94568
(Address of principal executive offices, including zip code)
(925) 452-3000
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Taleo Corporation (the “Company”) is filing this Amendment No. 1 on Form 8-K/A to amend the Company’s Form 8-K, originally filed with the Securities and Exchange Commission on February 15, 2007 (the “Original Filing”), to correct certain information furnished in the Original Filing regarding the Company’s provision (benefit) for income taxes and the corresponding effects on the Company’s condensed consolidated statement of operations. The disclosure under Item 2.02 of the Original Filing is hereby replaced in its entirety by the disclosure under Item 2.02 of this Amendment No. 1.
Item 2.02. Results of Operations and Financial Condition
     On February 15, 2007, Taleo Corporation issued a press release reporting its results for the three months and year ended December 31, 2006. A copy of the press release issued by Taleo concerning the foregoing results is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.
     Following the issuance of such press release, Taleo revised its preliminary calculation of the provision (benefit) for income taxes for the fourth quarter and year ended December 31, 2006. As reported in the press release, the benefit for income taxes for the fourth quarter and year ended December 31, 2006 was approximately $(194,000) and $(358,000), respectively. Concurrent with the finalization of the audit of Taleo’s financial statements for the year ended December 31, 2006, and in accordance with the requirements promulgated under Statement of Financial Accounting Standard No. 5, Taleo has determined and recorded an additional income tax provision of approximately $227,000 to account for uncertainty around its usage of foreign historical net operating loss carryforwards created from tax years ended December 31, 2001, 2002, 2003 and 2004. This adjustment resulted in a provision for income taxes for the fourth quarter ended December 31, 2006 of approximately $33,000 and a benefit for income taxes for the year ended December 31, 2006 of approximately $(131,000).
     The following table compares certain financial information as reported in the press release to the revised preliminary condensed consolidated statement of operations.

	As Reported in Press Release		Revised
	Three Months	Twelve Months	Three Months	Twelve Months
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2006	2006	2006	2006
Net income/(loss) attributable to Class A common stockholders	$0.9 million	$(2.3) million	$0.6 million	$(2.6) million
Net income/(loss) attributable to Class A common stockholders — per fully diluted share	$0.03	$(0.11)	$0.02	$(0.13)
Non-GAAP net income	$1.9 million	$3.3 million	$1.5 million	$2.9 million
Non-GAAP net income per fully diluted share	$0.07	$0.13	$0.06	$0.11
     In addition, during the finalization of the audit of Taleo’s financial statements for the year ended December 31, 2006, there were various other non-material adjustments to both the condensed consolidated balance sheet and statement of operations.
     A copy of the revised preliminary condensed consolidated balance sheet and statement of operations, updating the changes described above is furnished herewith as Exhibit 99.2 and is incorporated herein by reference.
     This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits
(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release dated February 15, 2007 (which is incorporated herein by reference to Exhibit 99.1 to Taleo’s Current Report on Form 8-K filed on February 15, 2007).

99.2	Revised Preliminary Condensed Consolidated Statement of Operations of Taleo Corporation for the Fourth Quarter and Year Ended December 31, 2006.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TALEO CORPORATION
By:	/s/ Katy Murray
Katy Murray
Executive Vice President and Chief Financial Officer

Date: March 16, 2007

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated February 15, 2007 (which is incorporated herein by reference to Exhibit 99.1 to Taleo’s Current Report on Form 8-K filed on February 15, 2007).

99.2	Revised Preliminary Condensed Consolidated Statement of Operations of Taleo Corporation for the Fourth Quarter and Year Ended December 31, 2006.